POWER OF ATTORNEY

Know all men by these presents:

That I,     Thomas J. Baltimore, Jr.           , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

  /s/ T.J. Baltimore
Thomas J. Baltimore, Jr.
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     Gordon M. Bethune     , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

   /s/ Gordon Bethune
Gordon M. Bethune
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     Gaston Caperton     , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

  /s/ Gaston Caperton
Gaston Caperton
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     Richard J. Carbone           , a Executive Vice President and Chief Financial Officer of The Prudential Insurance Company of America ("Prudential), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of January, 2011.

  /s/ R.J. Carbone
Richard J. Carbone
EVP and Chief Financial Officer

POWER OF ATTORNEY

Know all men by these presents:

That I,     Gilbert F. Casellas      , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

 /s/ Gilbert Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     James G. Cullen      , of a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

 /s/ James G. Cullen
James G. Cullen
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     William H. Gray, III      , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

  /s/ William H. Gray
William H. Gray, III
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     Mark B. Grier           , Vice Chairman and a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

 /s/ Mark B. Grier
Mark B. Grier
Vice Chairman and Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     Jon F. Hanson         , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

  /s/ Jon F. Hanson
Jon F. Hanson
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     Constance J. Horner         , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

 /s/ Constance J. Horner
Constance J. Horner
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     Martina T. Hund-Mejean         , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

 /s/ Martina T. Hund-Mejean
Martina T. Hund-Mejean
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     Karl J. Krapek         , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

 /s/ K. J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     Christine A. Poon    , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

  /s/ Christine Poon
Christine A. Poon
Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     Peter B. Sayre           , a Vice President and Controller of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of January, 2011.

  /s/  Peter B. Sayre
Peter B. Sayre
VP and Controller

POWER OF ATTORNEY

Know all men by these presents:

That I,     John R. Strangfeld           , Chairman, Chief Executive Officer, President and a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

  /s/ John Strangfeld
John R. Strangfeld
Chairman, Chief Executive Officer,
President and Director

POWER OF ATTORNEY

Know all men by these presents:

That I,     James A. Unruh           , a member of the Board of Directors of The Prudential Insurance Company of America ("Prudential"), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable:  Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of the Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account-2 (Reg. No. 811-01612) and group variable annuity contracts (Reg. No. 002-28316), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 (Reg. No. 811-03421) and group annuity contracts (Reg. No. 002-76580), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-11 (Reg. No. 811-03422) and group annuity contracts (Reg. No. 002-76581), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 (Reg. No. 811-05053) and group annuity contracts (Reg. No. 033-12362), to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account (Reg. No. 033-20083-01) and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account (Reg. No. 811-01850) and Systematic Investment Plan Contracts (Reg. No. 002-52715), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account (Reg. No. 811-01848) and Variable Annuity Contracts (Reg. No. 002-52714), to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 (Reg. No. 811-01849) and Variable Annuity Contracts (Reg. No. 002-52589 and Reg. No. 002-59232), to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account (Reg. No. 811-03622) and Individual Variable Annuity Contracts (Reg. No. 033-25434 and Reg. No. 002-80897), to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account (Reg. No. 811-03625) and Individual Variable Annuity Contracts (Reg. No. 002-81318), to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account (Reg. No. 811-05466) and Variable Life Insurance Contracts (Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079), to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 (Reg. No. 811-07545) and Group Variable Life Insurance Contracts (Reg. No. 333-01031 and Reg. No. 333-137572), to the extent they represent participating interests in such account;

The Prudential Discovery Premier Group Variable Contract Account (Reg. No. 811-09799) and group annuity contracts (Reg. No. 333-95637), to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account (Reg. No. 811-08091) and group annuity contracts (Reg. No. 333-23271), to the extent they represent participating interests in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of February, 2011.

 /s/ James A. Unruh
James A. Unruh
Director